Exhibit 99.1

PIEDMONT OFFICE REALTY TRUST COMMENCES OFFER TO PURCHASE ANY AND ALL OF ITS OUTSTANDING 4.450% SENIOR NOTES DUE 2024

ATLANTA, July 18, 2023—Piedmont Office Realty Trust, Inc. (“Piedmont” or the “Company”) (NYSE: PDM) today announced that its operating partnership, Piedmont Operating Partnership, LP (the “Operating Partnership”), has commenced a cash tender offer to purchase any and all of its outstanding 4.450% senior notes due 2024 (the “notes”) for the consideration described below.

Title of Security	CUSIP Number / ISIN	Principal Amount Outstanding	Purchase Price(*)
4.450% Senior Notes due 2024	720198AD2 / US720198AD26	$400,000,000	$1,000

*

Per $1,000 principal amount of notes. The consideration per $1,000 principal amount of notes validly tendered and accepted for purchase pursuant to this tender off shall be the purchase price set forth in the table above, plus accrued and unpaid interest from the last applicable interest payment date to, but not including, the Settlement Date (as defined below).

The tender offer will expire at 5:00 p.m., New York City time, on July 24, 2023, unless extended or earlier terminated (the “Expiration Time”). Holders who have validly tendered their notes may withdraw such notes at any time (i) at or prior to the earlier of (x) the Expiration Time and (y) in the event the tender offer is extended, the tenth business day after the date hereof, and (ii) after the 60th business day after the date hereof if for any reason the tender offer has not been consummated within 60 business days of the date hereof. The delivery of notes tendered by guaranteed delivery procedures must be made no later than 5:00 p.m., New York City time, on July 26, 2023. The Company expects to pay the applicable consideration for notes validly tendered and not validly withdrawn at or prior to the Expiration Time on July 27, 2023, the third business day following the Expiration Time (the “Settlement Date”). The tender offer is conditioned upon the satisfaction or waiver of certain conditions, including the Operating Partnership’s completion of a proposed debt financing. The tender offer is not conditioned upon any minimum amount of notes being tendered.

The complete terms and conditions of the tender offer are set forth in the Offer to Purchase, dated July 18, 2023 (the “Offer to Purchase”) and in the related Notice of Guaranteed Delivery, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the tender offer. The Company and the Operating Partnership have retained BofA Securities, Inc. and J.P. Morgan Securities LLC as dealer managers (the “Dealer Managers”) in connection with the tender offer. Copies of the Offer to Purchase and the related Notice of Guaranteed Delivery may be obtained from D.F. King & Co., Inc., the Tender and Information Agent for the tender offer, by phone at +1 (800) 848-3410 (banks and brokers) or +1 (888) 628-1041 (all others), by email at piedmont@dfking.com or online at www.dfking.com/piedmont. Questions regarding the tender offer may also be directed to the Dealer Managers as set forth below:

BofA Securities 620 South Tryon Street, 20th Floor Charlotte, North Carolina 28255 Attn: Liability Management Toll-Free: +1 (888) 292-0070 Collect: +1 (980) 387-3907 Email: debt_advisory@bofa.com	J.P. Morgan 383 Madison Avenue New York, New York 10179 Attention: Liability Management Group Toll-Free: (866) 834-4666 Call Collect: (212) 834-4045

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer is being made only by, and pursuant to the terms of, the Offer to Purchase and the related Notice of Guaranteed Delivery. The tender offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the laws require the tender offer to be made on the Operating Partnership’s behalf by a licensed broker or dealer and the Dealer Managers or one of the Dealer Managers’ affiliates is such a licensed broker or dealer in any such jurisdiction, the tender offer will be deemed to be made by such Dealer Manager or affiliate, as the case may be, on behalf of the Operating Partnership. None of the Company, the Operating Partnership, the Tender and Information Agent or the Dealer Managers, or any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their notes in response to the tender offer.

About Piedmont Office Realty Trust

Piedmont Office Realty Trust, Inc. (NYSE: PDM) is an owner, manager, developer, redeveloper, and operator of high-quality, Class A office properties located primarily in major U.S. Sunbelt markets. Its approximately $5 billion portfolio is currently comprised of approximately 17 million square feet. The Company is a fully integrated, self-managed real estate investment trust (REIT) with local management offices in each of its markets and is investment-grade rated by S&P Global Ratings (BBB) and Moody’s (Baa2). Piedmont is a 2023 ENERGY STAR Partner of the Year. For more information, see www.piedmontreit.com.

Forward-looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated. Therefore, such statements are not intended to be a guarantee of the Company`s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or similar words or phrases that indicate predictions of future events or trends or that do not relate solely to historical matters. These statements are based on beliefs and assumptions of Piedmont’s management, which in turn are based on information available at the time the statements are made.

The following are some of the factors that could cause the Company’s actual results and its expectations to differ materially from those described in the Company’s forward-looking statements: economic, regulatory, socio-economic (including work from home), technological (e.g. Metaverse, Zoom, etc.), and other changes that impact the real estate market generally, the office sector or the patterns of use of commercial office space in general, or the markets where we primarily operate or have high concentrations of annualized lease revenue; the impact of competition on our efforts to renew existing leases or re-let space on terms similar to existing leases; lease terminations, lease defaults, lease contractions, or changes in the financial condition of our tenants, particularly by one of our large lead tenants; impairment charges on our long-lived assets or goodwill resulting therefrom; the success of our real estate strategies and investment objectives, including our ability to implement successful redevelopment and development strategies or identify and consummate suitable acquisitions and divestitures; the illiquidity of real estate investments, including economic changes, such as rising interest rates, which could impact the number of buyers/sellers of our target properties, and regulatory restrictions to which real estate investment trusts (“REITs”) are subject and the resulting impediment on our ability to quickly respond to adverse changes in the performance of our properties; the risks and uncertainties associated with our acquisition and disposition of properties, many of which risks and uncertainties may not be known at the time of acquisition or disposition; development and construction delays, including the potential of supply chain disruptions, and resultant increased costs and risks; future acts of terrorism, civil unrest, or armed hostilities in any of the major metropolitan areas in which we own properties, or future cybersecurity attacks against any of our properties or our tenants; risks related to the occurrence of cyber incidents, or a deficiency in our cybersecurity, which could negatively impact our business by causing a disruption to our operations, a compromise or corruption of our confidential information, and/or damage to our business relationships; costs of complying with governmental laws and regulations, including environmental standards imposed on office building owners; uninsured losses or losses in excess of our insurance coverage, and our inability to obtain adequate insurance coverage at a reasonable cost; additional risks and costs associated with directly managing properties occupied by government tenants, such as potential changes in the political environment, a reduction in federal or state funding of our governmental tenants, or an increased risk of default by government tenants during periods in which state or federal governments are shut down or on furlough; significant price and volume fluctuations in the public markets, including on the exchange which we listed our common stock; risks associated with incurring mortgage and other indebtedness, including changing capital reserve requirements on our lenders and rapidly rising interest rates in the public bond markets, could impact our ability to finance properties or refinance existing debt or significantly increase operating/financing costs; a downgrade in our credit rating could materially adversely affect our business and financial condition; the effect of future offerings of debt or equity securities on the value of our common stock; additional risks and costs associated with inflation and continuing increases in the rate of inflation, including the possibility of a recession that could negatively impact our operations and the operations of our tenants and their ability to pay rent; uncertainties associated with environmental and regulatory matters; changes in the financial condition of our tenants directly or indirectly resulting from geopolitical developments that could negatively affect important supply chains and international trade, the termination or threatened termination of existing international trade agreements, or the implementation of tariffs or retaliatory tariffs on imported or exported goods; the effect of any litigation to which we are, or may become, subject; additional risks and costs associated with owning properties occupied by tenants in particular industries, such as oil and gas, hospitality, travel, co-working, etc., including risks of default during start-up and during economic downturns; changes in tax laws impacting REITs and real estate in general, as well as our ability to continue to qualify as a REIT under the Internal Revenue Code of 1986, as amended, or other tax law changes which may adversely affect our stockholders; the future effectiveness of our internal controls and procedures; actual or threatened public health epidemics or outbreaks, such as the COVID-19 pandemic, as well as governmental and private measures taken to combat such health crises, could have a material adverse effect on our business operations and financial results; the adequacy of our general reserve related to tenant lease-related assets or the establishment of any other reserve in the future; and other factors, including the risk factors discussed under Item 1A. of Piedmont’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company cannot guarantee the accuracy of any such forward-looking statements contained in this press release, and the Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Research Analysts/Institutional Investors Contact:

Eddie Guilbert

770-418-8592

research.analysts@piedmontreit.com